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                                        UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION

                                  WASHINGTON, D.C. 20549

                                    -------------------


                                         FORM 8-K

                                     CURRENT REPORT
                              PURSUANT TO SECTION 13 OR 15(D)
                          OF THE SECURITIES EXCHANGE ACT OF 1934


                                       JUNE 12, 2000
                    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                             COMMISSION FILE NUMBER 000-29367


                                    -------------------



                                 VANTAGEMED CORPORATION
                 (Exact name of Registrant as specified in its charter)




                DELAWARE                             68-0383530
      (State or other jurisdiction of            (I.R.S. Employer
       incorporation or organization)            Identification No.)




            3017 KILGORE ROAD, SUITE 195, RANCHO CORDOVA, CALIFORNIA 95670
                                    (916) 638-4744

           (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                    -------------------

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                                   VANTAGEMED CORPORATION

                                    -------------------

                                 INDEX AND CROSS REFERENCE

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

Item  Number                                                   Page
------------                                                   ----


                      PART I - FINANCIAL INFORMATION

Item. 5     Other Events.........................................3
Item. 7     Financial Statements and Exhibits....................3
            Signature............................................3
            Exhibit Index........................................3
Ex. 99.1    Press Release........................................4

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                                PART 1 - FINANCIAL INFORMATION

ITEM 5.     OTHER EVENTS

            Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated June 5, 2000 naming Paul W. Souza to the position of Senior Vice President and Chief Financial Officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

            The following exhibit is filed herewith:

            99.1 Press Release issued by VantageMed Corporation dated
                 June 5, 2000.




                                  SIGNATURE

            Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               VANTAGEMED CORPORATION

                                               By:  /s/ Joel M. Harris

Dated:  June 6, 2000                                Joel M. Harris,
                                                    President


                                EXHIBIT INDEX

99.1     Press Release issued by VantageMed Corporation dated June 5, 2000.